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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 8, 2014 (except for Note 13(D)(i), as to which the date is January 20, 2015), in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-201276) and related Prospectus of Flex Pharma, Inc. dated January 20, 2015.

/s/ Ernst & Young LLP

Boston, Massachusetts
January 20, 2015

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm